Exhibit 10.16

FIRST AMENDMENT TO THE
OMNIBUS AGREEMENT

This FIRST AMENDMENT (this “Amendment”) to the Omnibus Agreement (the “Omnibus Agreement”) by and among HESS CORPORATION, a Delaware corporation (“Hess”), on behalf of itself and the other Hess Entities, HESS INFRASTRUCTURE PARTNERS LP, a Delaware limited partnership (“HIP LP”), HESS INFRASTRUCTURE PARTNERS GP LLC, a Delaware limited liability company (“HIP GP”), HESS MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Partnership”), HESS TGP GP LLC, a Delaware limited liability company, HESS TGP OPERATIONS LP, a Delaware limited partnership (“HTGP Opco”), HESS NORTH DAKOTA EXPORT LOGISTICS GP LLC, a Delaware limited liability company, HESS NORTH DAKOTA EXPORT LOGISTICS OPERATIONS LP, a Delaware limited partnership (“Logistics Opco”), HESS NORTH DAKOTA PIPELINES OPERATIONS LP, a Delaware limited partnership (“Gathering Opco”), HESS NORTH DAKOTA PIPELINES GP LLC, a Delaware limited liability company (“Gathering GP”), HESS MIDSTREAM PARTNERS GP LP, a Delaware limited partnership and the general partner of the Partnership (the “MLP GP LP”), and HESS MIDSTREAM PARTNERS GP LLC, a Delaware limited liability company and the general partner of MLP GP LP (“MLP GP LLC” and, together with the MLP GP LP, the “General Partner”) is dated as of the 7th day of March, 2019.

WHEREAS, the Effective Date of the Omnibus Agreement was April 10, 2017; and

WHEREAS, the Parties seek to amend the Omnibus Agreement to provide the Public Company Group a right of first offer on certain assets newly acquired by HIP LP.

NOW THEREFORE, for and in consideration of the forgoing, the mutual covenants, terms and conditions of the Omnibus Agreement, as amended by this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Unless otherwise noted, the capitalized terms used herein shall have the definitions set forth in the Omnibus Agreement.

2.	Schedule III to the Omnibus Agreement is hereby deleted in its entirety and replaced in its entirety with the Schedule III attached as Exhibit A hereto.

3.	This Amendment shall be effective as of March 7, 2019.

4.	Except as expressly set forth herein, all other terms and conditions of the Omnibus Agreement shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.

HESS CORPORATION
By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Senior Vice President & General Counsel

HESS MIDSTREAM PARTNERS LP
By:	Hess Midstream Partners GP LP, its general partner
By: Hess Midstream Partners GP LLC, its general partner

By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Chief Operating Officer

HESS TGP GP LLC
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Vice President

HESS TGP OPERATIONS LP
By:	Hess TGP GP LLC, its general partner
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Vice President

Signature page to First Amendment to HESM Omnibus Agreement

HESS NORTH DAKOTA EXPORT LOGISTICS GP LLC
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Vice President

HESS NORTH DAKOTA EXPORT LOGISTICS OPERATIONS LP
By:	Hess North Dakota Export Logistics GP LLC, its general partner
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Vice President

HESS NORTH DAKOTA PIPELINES GP LLC
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Vice President

HESS NORTH DAKOTA PIPELINES OPERATIONS LP
By:	Hess North Dakota Pipelines GP LLC, its general partner
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Vice President

Signature page to First Amendment to HESM Omnibus Agreement

HESS MIDSTREAM PARTNERS GP LP
By:	Hess Midstream Partners GP LLC, its general partner
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Chief Operating Officer

HESS MIDSTREAM PARTNERS GP LLC
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Chief Operating Officer

HESS INFRASTRUCTURE PARTNERS GP LLC
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Chief Operating Officer

HESS INFRASTRUCTURE PARTNERS LP
By:	Hess Infrastructure Partners GP LLC, its general partner
By:	/s/ John A. Gatling
Name:	John A. Gatling
Title:	Chief Operating Officer

Signature page to First Amendment to HESM Omnibus Agreement

Signature page to First Amendment to HESM Omnibus Agreement

Exhibit A

Schedule III

[see attached]

Exhibit A

Schedule III
ROFO Assets

ROFO Asset	Owner
Retained interest in Hess TGP Operations LP. HIP LP’s 80% economic interest and 49% voting interest in Hess TGP Operations LP.	Hess Infrastructure Partners LP
Retained interest in Hess North Dakota Export Logistics Operations LP. HIP LP’s 80% economic interest and 49% voting interest in Hess North Dakota Export Logistics Operations LP.	Hess Infrastructure Partners LP
Retained interest in Hess North Dakota Pipelines Operations LP. HIP LP’s 80% economic interest and 49% voting interest in Hess North Dakota Pipelines Operations LP.	Hess Infrastructure Partners LP
100% of the issued and outstanding membership interests of Hess Water Services Holdings LLC.	Hess Infrastructure Partners LP